Exhibit 99.1

Open Text Reports Second Quarter Fiscal 2010 Financial Results

Waterloo, ON, February 3, 2010 - Open Text(TM) Corporation (NASDAQ:OTEX) (TSX:OTC), a leading provider of Enterprise Content Management (ECM) software, today announced unaudited financial results for its second quarter ended December 31, 2009. (1)

Total revenue for the second quarter of fiscal 2010 was $247.8 million, up 19% compared to $207.7 million for the same period in the prior fiscal year. License revenue in the second quarter was $72.7 million, up 12% compared to $64.9 million in the second quarter of the prior fiscal year.

Adjusted net income in the quarter was $50.1 million or $0.87 per share on a diluted basis, up 47% compared to $34.0 million or $0.64 per share on a diluted basis for the same period in the prior fiscal year. Net income in accordance with U.S. generally accepted accounting principles (“US GAAP”) was $21.2 million or $0.37 per share on a diluted basis, compared to $0.8 million or $0.01 per share on a diluted basis for the same period in the prior fiscal year. (2)

The cash and cash equivalents balance as of December 31, 2009 was $247.6 million, compared to $275.8 million as of June 30, 2009. During the six months that ended December 31, 2009, the net cash paid for the Vignette acquisition was $90.6 million. Accounts receivable as of December 31, 2009, totaled $143.4 million, compared to $115.8 million as of June 30, 2009, and Days Sales Outstanding (DSO) was 52 days in the second quarter of fiscal 2010, compared to 53 days in the second quarter of fiscal 2009.

“We had a very good quarter across the board — in all geographies and verticals,” said John Shackleton, President and Chief Executive Officer of Open Text. “Our strong license revenue growth has brought us to where we expected to be on a year to date basis.”

“We are also pleased with our profitability this quarter, generating a pre-tax adjusted operating margin of 28.8%,” said Shackleton. “The integration of Vignette is progressing well and we are very encouraged by the synergies we see from the combined businesses.” (4)

Please see note (2) below for a reconciliation of non-US GAAP based financial measures used in this press release, to US GAAP based financial measures.

Teleconference Call

Open Text will host a conference call on February 3, 2010 at 5:00 p.m. ET to discuss the financial results of its second quarter.

Date:	Wednesday, February 3, 2010
Time:	5:00 p.m. ET/2:00 p.m. PT
Length:	60 minutes
Where:	416-644-3414 800-814-4859 (Toll Free)

Please dial-in approximately 10 minutes before the teleconference is scheduled to begin. A replay of the call will be available beginning February 3, 2010 at 7:00 p.m. ET through 11:59 p.m. on February 17, 2010 and can be accessed by dialing 416-640-1917 and using pass code 4198863 followed by the number sign.

For more information or to listen to the call via Web cast, please use the following link:

http://www.opentext.com/events/wa-event.html?id=7736136

About Open Text

Open Text(TM) is the world’s largest independent provider of Enterprise Content Management software. The company’s solutions manage information for all types of business, compliance and industry requirements in large companies, government agencies and professional service firms. Open Text supports approximately 46,000 customers in 114 countries and 12 languages. For more information about Open Text, visit www.opentext.com.

Certain statements in this press release, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“Open Text” or “the Company”), may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on the Company’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which the Company operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. The Company’s assumptions, although considered reasonable by the Company at the date of this press release, may provide to be inaccurate and consequently the Company’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following: (i) the future performance, financial and otherwise, of Open Text; (ii) the ability of Open Text to bring new products to market and to increase sales; (iii) the strength of the Company’s product development pipeline; (iv) the Company’s growth and profitability prospects; (v) the estimated size and growth prospects of the ECM market; (vi) the Company’s competitive position in the ECM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company’s products to be realized by customers; and (viii) the demand for the Company’s product and the extent of deployment of the company’s products in the ECM marketplace. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company’s customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company’s products or services; (viii) the continuous commitment of the Company’s customers; and (ix) demand for the Company’s products.

For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Notes

(1) Based on comparison of historical revenue figures publicly disseminated by companies in the Enterprise Content Management (“ECM”) sector. All dollar amounts in this press release are in US Dollars unless otherwise indicated.

(2) Use of US Non-GAAP financial measures

In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures in this press release that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company’s definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company’s financial performance to that of other companies. However, the Company’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of adjusted net income and adjusted EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company’s results. The Company uses the financial measures adjusted EPS and adjusted net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of adjusted net income and adjusted EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. Open Text strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Adjusted net income and adjusted EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation, and restructuring, all net of tax. The Company’s management believes that the presentation of adjusted net income and adjusted EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company’s management and is based upon the way the Company’s management evaluates the performance of the Company’s business for use in the Company’s internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company’s management excludes certain items from its analysis, such as amortization of acquired intangible assets, restructuring costs, share-based compensation, other income (expense) and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company’s core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text’s performance or expected performance of recurring operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release. The following charts provide a reconciliation of (unaudited) US GAAP based financial measures to non-US GAAP based financial measures referred to in this press release:

Reconciliation of (Unaudited) US GAAP based Net Income to Adjusted Net Income (in millions of US dollars) for the periods indicated:

	Three months ended December 31, 2009	Three months ended December 31, 2008
GAAP based “Net Income”	$21.2	$0.8
Special charges	10.4	11.4
Amortization of intangibles	23.9	21.9
Other expense	1.7	12.5
Share-based compensation	1.2	1.1
Tax Impact on above	(8.3)	(13.7)

Non-GAAP based “Adjusted Net Income”	$50.1	$34.0

Reconciliation of (Unaudited) US GAAP based EPS to non-US GAAP based EPS (calculated on a diluted basis) for the periods indicated:

	Three months ended December 31, 2009	Three months ended December 31, 2008
GAAP based “Net Income”	$0.37	$0.01
Special charges	0.18	0.21
Amortization of intangibles	0.41	0.41
Other expense	0.03	0.23
Share-based compensation	0.02	0.02
Tax Impact on Above	(0.14)	(0.24)

Non-GAAP based “Adjusted Net Income” per share	$0.87	$0.64

(3) The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the second quarter of fiscal 2010:

Currencies	% of Revenue	% of Expenses*
EURO	27%	23%
GBP	9%	8%
CHF	6%	3%
CAD	7%	24%
USD	43%	34%
Others	8%	8%

Total	100%	100%

*	Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, depreciation, share-based compensation and special charges.

(4) The following table sets forth our revenue type as a percentage of total revenue, certain operating expenses by function and certain operating expenses as a percentage of total revenue compared to our “forecasted” percentage range within our “operating model”, as communicated in our investor relations presentation, posted on our corporate website at the following web address: http://www.opentext.com/2/global/company/investors.html

(in ‘000s of USD)	Three months ended December 31, 2009			Six months ended December 31, 2009			Open Text “operating model”
			Percentage			Percentage

Revenue:
License	$72,691		29.3%	$120,020		26.1%	25-30%
Customer Support	130,283		52.6%	253,932		55.3%	50-55%
Service and Other	44,816		18.1%	85,260		18.6%	20-25%

Total Revenue	247,790			459,212

Gross profit excluding amortization of acquired technology-based intangible assets	185,236		74.8%	339,280		73.9%	72-75%

Operating expenses:
Research and development	34,347		13.9%	65,889		14.3%	14-16%
Sales and marketing	53,891		21.7%	104,581		22.8%	24-26%
General and administrative	22,377	*	9.0%	43,602	**	9.5%	9-10%
Depreciation	4,398		1.8%	8,545		1.9%	2%

Pre-tax adjusted operating margin	$71,383		28.8%	$119,332		26.0%	22-27%

*	Includes share-based compensation of $1,160.

**	Includes share-based compensation of $2,669.

Reconciliation of (unaudited) pre-tax adjusted operating margin to US GAAP-based net income:

(in ‘000s of USD)	Three months ended December 31, 2009	Six months ended December 31, 2009
Pre-tax adjusted operating margin	$71,383	$119,332
Less:
Amortization	23,887	46,946
Share-based compensation	1,160	2,669
Special charges	10,423	29,012
Other (income) expense, net	1,671	(1,769)
Interest expense, net	2,716	5,762
Provision for income taxes	10,325	13,781

US GAAP-based net income for the period	$21,201	$22,931

For more information, please contact:

Paul McFeeters

Chief Financial Officer

Open Text Corporation

905-762-6121

pmcfeeters@opentext.com

Greg Secord

Vice President, Investor Relations

Open Text Corporation

519-888-7111 ext.2408

gsecord@opentext.com

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except share data)

	December 31, 2009	June 30, 2009
	(unaudited)
ASSETS
Cash and cash equivalents	$247,630	$275,819
Short-term investments	8,414	—
Accounts receivable trade, net of allowance for doubtful accounts of $5,063 as of December 31, 2009 and $4,208 as of June 30, 2009	143,446	115,802
Income taxes recoverable	7,555	4,496
Prepaid expenses and other current assets	26,255	18,172
Deferred tax assets	18,940	20,621

Total current assets	452,240	434,910
Investments in marketable securities	—	13,103
Capital assets	55,884	45,165
Goodwill	712,967	576,111
Acquired intangible assets	359,987	315,048
Deferred tax assets	68,748	69,877
Other assets	17,809	13,064
Long-term income taxes recoverable	43,876	39,958

Total assets	$1,711,511	$1,507,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$122,660	$116,992
Current portion of long-term debt	3,508	3,449
Deferred revenues	191,736	189,397
Income taxes payable	7,023	10,356
Deferred tax liabilities	2,216	508

Total current liabilities	327,143	320,702
Long-term liabilities:
Accrued liabilities	19,333	21,099
Pension liability	16,188	15,803
Long-term debt	298,601	299,234
Deferred revenues	12,132	7,914
Long-term income taxes payable	53,770	47,131
Deferred tax liabilities	126,626	108,889

Total long-term liabilities	526,650	500,070
Shareholders’ equity:
Share capital
56,444,939 and 52,716,751 Common Shares issued and outstanding at December 31, 2009 and June 30, 2009, respectively; Authorized Common Shares: unlimited	590,328	457,982
Additional paid-in capital	57,233	52,152
Accumulated other comprehensive income	82,747	71,851
Retained earnings	127,410	104,479

Total shareholders’ equity	857,718	686,464

Total liabilities and shareholders’ equity	$1,711,511	$1,507,236

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31,		Six months ended December 31,
	2009	2008	2009	2008
Revenues:
License	$72,691	$64,852	$120,020	$114,926
Customer support	130,283	100,438	253,932	198,867
Service and other	44,816	42,361	85,260	76,481

Total revenues	247,790	207,651	459,212	390,274

Cost of revenues:
License	4,633	5,281	7,778	8,174
Customer support	21,493	17,356	42,432	32,923
Service and other	36,428	31,881	69,722	59,610
Amortization of acquired technology-based intangible assets	15,152	11,799	29,294	22,546

Total cost of revenues	77,706	66,317	149,226	123,253

Gross profit	170,084	141,334	309,986	267,021

Operating expenses:
Research and development	34,347	29,948	65,889	58,526
Sales and marketing	53,891	49,347	104,581	94,179
General and administrative	22,377	18,280	43,602	36,667
Depreciation	4,398	2,920	8,545	5,618
Amortization of acquired customer-based intangible assets	8,735	10,138	17,652	18,353
Special charges	10,423	11,446	29,012	11,446

Total operating expenses	134,171	122,079	269,281	224,789

Income from operations	35,913	19,255	40,705	42,232

Other income (expense), net	(1,671)	(12,464)	1,769	(11,854)
Interest expense, net	(2,716)	(5,347)	(5,762)	(8,341)

Income before income taxes	31,526	1,444	36,712	22,037
Provision for income taxes	10,325	683	13,781	6,615

Net income for the period	$21,201	$761	$22,931	$15,422

Net income per share—basic	$0.38	$0.01	$0.41	$0.30

Net income per share—diluted	$0.37	$0.01	$0.40	$0.29

Weighted average number of Common Shares outstanding—basic	56,403	51,873	55,895	51,586

Weighted average number of Common Shares outstanding—diluted	57,448	53,242	56,964	52,955

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three months ended December 31,		Six months ended December 31,
	2009	2008	2009	2008
Cash flows from operating activities:
Net income for the period	$21,201	$761	$22,931	$15,422
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,285	24,857	55,491	46,517
In-process research and development	—	121	—	121
Share-based compensation expense	1,943	1,110	5,449	2,533
Employee long-term incentive plan	2,971	1,746	5,646	2,805
Excess tax benefits on share-based compensation expense	(6)	(24)	(697)	(6,653)
Pension expense	218	906	410	906
Amortization of debt issuance costs	468	326	734	550
Unrealized (gain) loss on financial instruments	(1,482)	1,529	(3,872)	807
Loss on sale and write down capital assets	453	269	453	269
Unrealized gain on marketable securities	—	—	(4,353)	—
Deferred taxes	1,657	4,171	(1,300)	3,915
Changes in operating assets and liabilities:
Accounts receivable	(6,541)	4,844	1,387	32,790
Prepaid expenses and other current assets	(105)	456	(3,323)	(1,470)
Income taxes	(3,217)	1,738	(8,004)	6,469
Accounts payable and accrued liabilities	(2,467)	2,204	(11,810)	(16,046)
Deferred revenue	(11,592)	(6,183)	(24,029)	(25,613)
Other assets	682	1,012	1,857	1,334

Net cash provided by operating activities	32,468	39,843	36,970	64,656
Cash flows from investing activities:
Additions of capital assets-net	(4,099)	1,793	(11,764)	(2,094)
Purchase of Vignette Corporation, net of cash acquired	—	—	(90,600)	—
Purchase of Captaris Inc., net of cash acquired	—	(101,033)	—	(101,033)
Purchase of eMotion LLC, net of cash acquired	(556)	—	(556)	(3,635)
Purchase of a division of Spicer Corporation	—	—	—	(10,836)
Purchase consideration for prior period acquisitions	(3,439)	(9,073)	(8,240)	(12,366)
Investments in marketable securities	—	—	—	(3,608)
Maturity of short-term investments	11,354	—	38,525	—

Net cash used in investing activities	3,260	(108,313)	(72,635)	(133,572)
Cash flow from financing activities:
Excess tax benefits on share-based compensation expense	6	24	697	6,653
Proceeds from issuance of Common Shares	1,665	497	6,142	6,039
Repayment of long-term debt	(870)	(854)	(1,734)	(1,721)
Debt issuance costs	—	—	(1,024)	—

Net cash provided by financing activities	801	(333)	4,081	10,971
Foreign exchange gain (loss) on cash held in foreign currencies	(1,089)	(8,460)	3,395	(24,101)
Decrease in cash and cash equivalents during the period	35,440	(77,263)	(28,189)	(82,046)
Cash and cash equivalents at beginning of the period	212,190	250,133	275,819	254,916

Cash and cash equivalents at end of the period	$247,630	$172,870	$247,630	$172,870